SECOND SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of September 4, 1998, among ASC East, Inc., formerly American Skiing Company, a Maine corporation (the "Company"), the Guarantors listed on the signature pages hereof under the heading Existing Guarantors (the "Existing Guarantors"), each of American Skiing Company Resort Properties, Inc., The Canyons Resort Properties, Inc. Steamboat Resort Properties, Inc., Heavenly Resort Properties, Inc., Sugarloaf Resort Properties, Inc., Killington Resort
Properties,   Inc.,  Mount  Snow  Resort  Properties,   Inc.,  Sugarbush  Resort
Properties, Inc., Sunday River Resort Properties, Inc. and Attitash Resort Properties, Inc. (each a "New Guaranteeing Subsidiary and, together with the Existing Guarantors, the "Guarantors") and United States Trust Company of New York, as trustee under the Indenture referred to below (the "Trustee").

                               W I T N E S S E T H

         WHEREAS, pursuant to the Indenture, dated as of June 28, 1996, among this Company, the Existing Guarantors and the Trustee (the "Original Indenture"), the Company duly issued its 12% Senior Subordinated Notes Due 2006 (the "Securities") in the aggregate principal amount of $120 million;

         WHEREAS, the Original Indenture was amended by the Fist Supplemental Indenture, dated as of November 12, 1997, among the Company, the Existing Guarantors and the Trustee (the Original Indenture as so amended, the "Indenture"):

         WHEREAS, the Company acquired each New Guaranteeing Subsidiary on the date hereof and the Company has provided the Trustee with an Officers' Certificate to the effect that none of the New Guaranteeing Subsidiaries has been designated as an Unrestricted Subsidiary under the terms of the Indenture;

         WHEREAS, accordingly, pursuant to Section 4.16 of the Indenture, each of the New Guaranteeing Subsidiaries is required, among other things, to become a Guarantor and enter into a supplemental indenture agreeing to be bound by all of the terms of the Indenture;

         WHEREAS, pursuant to Section 9.01 of the Indenture, the Company, the Existing Guarantors and the Trustee may amend or supplement the Indenture without the consent of any Holder of a Note to provide for the addition of a Guarantor pursuant to Section 4.16 of the Indenture;

         WHEREAS, the Company, each of the Existing Guarantors, each of the New Guaranteeing Subsidiaries and the Trustee desire and have agreed to execute and deliver this Second Supplemental Indenture as herein provided and all conditions and requirements necessary to make this Second Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized by all necessary parties;

         NOW THEREFORE, for and in consideration of the premises, it is mutually covenanted and agreed for the benefit of all Holders of the Securities as follows:

         Section 1. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         Section 2. Each New Guaranteeing Subsidiary agrees, by its execution and delivery hereof, that it does hereby become a Guarantor under the Indenture and that it is bound by all the terms of the Indenture as hereby supplemented. Exhibit C to the Indenture is hereby amended to read as set forth in Annex I attached hereto.

         Section 3. The Trustee accepts this Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby supplemented, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby supplemented.

         Section 4. The Indenture, supplemented as hereinabove set forth, is in all respects ratified and confirmed, and the terms and conditions thereof, supplemented as hereinabove set forth, shall be and remain in full force and effect.

         Section 5. The recitals contained in this Supplemental Indenture shall be taken as the statements made solely by the Company and the Guarantors, and the Trustee shall have no liability or responsibility for their correctness and, without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to (i) the validity or sufficiency of this Supplemental Indenture or any of the terms of provisions hereof, (ii) the proper authorization hereof by the Company and the Guarantors by corporate action or otherwise, (iii) the due execution hereof by the Company and the Guarantors or (iv) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

         Section 6. This Supplemental Indenture shall become effective upon the execution and delivery hereof by the Company, the Guarantors and the Trustee.

         SECTION 7. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICITON WOULD BE REQUIRED THEREBY.

         Section 8. This Supplemental Indenture may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNES WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.


                                        ASC EAST, INC. (f/k/a AMERICAN
                                           SKIING COMPANY)



ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President


                                            Guarantors

                                   AMERICAN SKIING COMPANY RESORT
                                   PROPERTIES, INC.


ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President



                                            THE CANYONS RESORT PROPERTIES, INC.


ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President

                                            STEAMBOAT RESORT PROPERTIES, INC.

ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President

                                           HEAVENLY RESORT PROPERTIES, INC.

ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President


                                            SUGARLOAF RESORT PROPERTIES, INC.

ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President


                                            KILLINGTON RESORT PROPERTIES, INC.

ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President


                                            MOUNT SNOW RESORT PROPERTIES, INC.

ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President


                                            SUGARBUSH RESORT PROPERTIES, INC.


ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President

                                            SUNDAY RIVER RESORT PROPERTIES, INC.


ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President


                                          ATTITASH RESORT PROPERTIES,  INC.

ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President


                                   Exisiting Guarantors

                                   SUNDAY RIVER SKIWAY CORPORATION

ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President


                                            SUNDAY RIVER, LTD.

ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President


                                            PERFECT TURN, INC.

ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President

                                            LBO HOLDINGS, INC.

ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President


                                            SUNDAY RIVER TRANSPORTATION, INC.


ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President


                                        SUGARBUSH RESORT HOLDINGS, INC.

ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President


                                      SUGARBUSH LEASING COMPANY

ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President


                                     SUGARBUSH RESTAURANTS, INC.


ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President

                                     AJT, INC. (f/k/a CRANMORE, INC.)

ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President


                                            MOUNTAIN WASTEWATER TREATMENT, INC.

ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President


                                            GRAND SUMMIT RESORT PROPERTIES,INC.
                                           (f/k/a LBO HOTEL CO.)

ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President


                                            S-K-I LIMITED

ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President


                                            KILLINGTON LTD.


ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President

                                            MOUNT SNOW LTD.

ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President


                                    WVSAL, INC. (f/k/a WATERVILLE
                                       VALLEY SKI AREA, LTD.)


ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President


                                   SUGARLOAF MOUNTAIN CORPORATION


ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President


                                    KILLINGTON RESTAURANTS, INC.

ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President


                                       DOVER RESTAURANTS, INC.

ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President

                                     RESORTS TECHNOLOGIES, INC.


ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President



                                   RESORT SOFTWARE SERVICES, INC.

ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President


                                            MOUNTAINSIDE

ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President

                                            SUGARTECH


ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President


                                            PICO SKI AREA MANAGEMENT COMPANY


ATTEST: /s/ Foster A. Stewart, Jr.   By:  /s/ Christopher E. Howard
        ----------------------        ------------------------------------
                                        Name:  Christopher E. Howard
                                        Title:  Executive Vice President

                                   UNITED STATES TRUST COMPANY OF
                                        NEW YORK, as Trustee



ATTEST: unable to read                  By:/s/ Louis P. Young
        ----------------                   ----------------------------------
                                            Name: Louis P. Young
                                            Title: Vice President